Cash and due from banks, and restricted cash	12 Months Ended
Mar. 31, 2019
Cash and due from banks, and restricted cash

3. Cash and due from banks, and restricted cash

The Bank is required to maintain a specific percentage of its demand and time liabilities by way of a balance in a current account with the RBI. This is to maintain the solvency of the banking system. The cash reserve ratio has to be maintained on an average basis for a two-week period and should not fall below 95% of the required cash reserve ratio on any particular day. Non-maintenance of the requisite balance is subject to levy of penalty. The Bank has classified the cash reserve maintained with the RBI as restricted cash or restricted cash equivalents (restricted cash).

The cash and due from banks, and restricted cash consist of restricted cash of Rs. 314,463.4 million and Rs.383,503.0 million (US$ 5,545.2 million) as at March 31, 2018 and March 31, 2019, respectively.